              Exhibit 99.1

Ooma Reports First Quarter Fiscal Year 2019 Financial Results

Sunnyvale, Calif., May 22, 2018 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the first quarter fiscal 2019 ended April 30, 2018.

First Quarter Fiscal 2019 Financial Highlights

•

Revenue: Total revenue was $30.2 million, up 10% year-over-year. Subscription and services revenue increased to $27.3 million and was 90% of total revenue, driven by 20% year-over-year growth in our business and residential subscription and services revenue.

•

Net Loss: GAAP net loss was $3.7 million, or $0.19 per basic and diluted share, compared to GAAP net loss of $3.4 million, or $0.19 per basic and diluted share, in the first quarter fiscal 2018. Non-GAAP net loss was $0.8 million, or $0.04 per basic and diluted share, compared to non-GAAP net loss of $0.3 million, or $0.02 per basic and diluted share, in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was ($0.5) million compared to $0.1 million in the prior year period.

For more information about non-GAAP net loss and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“We executed well in Q1 and once again achieved 20% year-over-year growth in core recurring revenue,” said Eric Stang, chief executive officer of Ooma. “Our Q1 performance represents a solid start to our fiscal year 2019. Looking ahead, we remain committed to our three key FY19 strategic initiatives, which are to continue the fast growth of Ooma Office for small businesses, capitalize on our Voxter acquisition to serve larger businesses with custom UCaaS solutions, and bring our home security solution to fruition including integration of the Butterfleye video security camera.”

Business Outlook

Our guidance below includes the effects of the new accounting standard ASC 606 and the impact of our recent acquisitions.

For the second quarter fiscal 2019, Ooma expects to report:

•	Total revenue in the range of $30.5 million to $31.3 million.
•	GAAP net loss in the range of $3.8 million to $4.3 million and GAAP net loss per share in the range of $0.19 to $0.22.
•	Non-GAAP net loss in the range of $0.8 million to $1.3 million and non-GAAP net loss per share in the range of $0.04 to $0.07.

For the full fiscal year 2019, Ooma expects to report:

•	Total revenue in the range of $124.5 million to $127.0 million.
•	GAAP net loss in the range of $14.2 million to $16.7 million, and GAAP net loss per share in the range of $0.72 to $0.84.
•	Non-GAAP net loss in the range of $2.5 million to $4.5 million, and non-GAAP net loss per share in the range of $0.13 to $0.23.

The following is a reconciliation of GAAP net loss to non-GAAP net loss and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net loss per share guidance for the second fiscal quarter and the fiscal year ending January 31, 2019 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2018	January 31, 2019
	(unaudited)
GAAP net loss	($3.8)-($4.3)	($14.2)-($16.7)
Stock-based compensation and related taxes	2.8	10.6-11.0
Acquisition-related costs and amortization of acquired intangible assets	0.2	1.1-1.2
Non-GAAP net loss	($0.8)-($1.3)	($2.5)-($4.5)

GAAP basic and diluted net loss per share	($0.19)-($0.22)	($0.72)-($0.84)
Stock-based compensation and related taxes	0.14	0.53-0.55
Acquisition-related costs and amortization of acquired intangible assets	0.01	0.06
Non-GAAP basic and diluted net loss per share	($0.04)-($0.07)	($0.13)-($0.23)

Weighted-average number of shares used in per share amounts:
Basic and diluted	19.5	19.9

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, May 22, 2018. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID 7132779. International parties can access the call by dialing +1 (647) 689-4135, using conference ID 7132779.

The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday, May 29, 2018. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 7132779. International parties should call +1 (416) 621-4642 and enter conference ID 7132779.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss and Adjusted EBITDA. Adjusted EBITDA represents the net loss before interest and other expense or income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, acquisition related costs, amortization of intangibles, and non-cash income tax benefit.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma’s investor relations website in addition to following Ooma’s press releases, SEC filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. This press release also includes forward–looking statements regarding the company being well positioned to bring unique and differentiated solutions to the market place. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management’s good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including the risk factors contained in our annual filing on Form 10-K for the year ended January 31, 2018, filed with the SEC on April 2, 2018. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s groundbreaking home security solution delivers a full range of wireless security sensors and a smart video camera, putting consumers in charge of protecting their homes. Learn more at www.ooma.com.

Ooma, PureVoice HD, and the Ooma logo are trademarks of Ooma, Inc. All other company and product names may be trademarks of the respective companies with which they are associated. The detailed terms and conditions of Ooma's products, services, and support are fully set forth in the Terms and Conditions, available online under the "legal" tab on the bottom navigation bar of the Ooma Web site.

Investor Relations:

Matthew S. Robison
Director of IR and Corporate Development
Ooma, Inc.

ir@ooma.com

(650) 300-1480

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$8,494	$4,483
Short-term investments	41,251	47,307
Accounts receivable, net	3,547	2,858
Inventories	6,394	6,079
Other current assets	3,429	4,397
Total current assets	63,115	65,124
Property and equipment, net	4,811	4,732
Intangible assets, net	3,231	1,292
Goodwill	3,803	1,947
Other assets	1,161	336
Total assets	$76,121	$73,431

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,094	$5,453
Accrued expenses	16,192	14,777
Deferred revenue	14,629	15,556
Total current liabilities	38,915	35,786
Other liabilities	966	577
Total liabilities	39,881	36,363

Stockholders' equity:
Common stock	2	2
Additional paid-in capital	131,231	128,081
Accumulated other comprehensive loss	(85)	(84)
Accumulated deficit	(94,908)	(90,931)
Total stockholders' equity	36,240	37,068
Total liabilities and stockholders' equity	$76,121	$73,431

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30,	April 30,
	2018	2017
Revenue:
Subscription and services	$27,312	$24,100
Product and other	2,910	3,478
Total revenue	30,222	27,578

Cost of revenue:
Subscription and services	8,774	7,749
Product and other	3,510	3,796
Total cost of revenue	12,284	11,545
Gross profit	17,938	16,033

Operating expenses:
Sales and marketing	8,895	9,154
Research and development	8,522	6,621
General and administrative	4,452	3,756
Total operating expenses	21,869	19,531
Loss from operations	(3,931)	(3,498)
Interest and other income, net	177	106
Loss before income taxes	(3,754)	(3,392)
Income tax benefit	69	—
Net loss	$(3,685)	$(3,392)

Net loss per share of common stock:
Basic and diluted	$(0.19)	$(0.19)
Weighted-average number of shares used in per share amounts:
Basic and diluted	19,318,718	18,128,504

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30,	April 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(3,685)	$(3,392)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	2,314	2,971
Depreciation and amortization	504	468
Amortization of acquired intangibles	145	83
Amortization and accretion of premiums from investments	(57)	75
Changes in operating assets and liabilities:
Accounts receivable, net	(874)	272
Inventories	(311)	(1,154)
Other assets	(564)	343
Accounts payable and other liabilities	2,770	569
Deferred revenue	52	(70)
Net cash provided by operating activities	294	165
Cash flows from investing activities:
Purchases of short-term investments	(5,409)	(5,441)
Proceeds from maturities and sales of short-term investments	11,526	10,310
Purchases of property and equipment	(405)	(579)
Acquisition of business, net of cash acquired	(2,402)	—
Net cash provided by investing activities	3,310	4,290
Cash flows from financing activities:
Shares repurchased for tax withholdings on vesting of restricted stock units	(759)	(300)
Proceeds from issuance of common stock	1,166	863
Net cash provided by financing activities	407	563
Net increase in cash and cash equivalents	4,011	5,018
Cash and cash equivalents at beginning of period	4,483	3,990
Cash and cash equivalents at end of period	$8,494	$9,008

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages and per share data)

	Three Months Ended
	April 30,	April 30,
	2018	2017
Revenue	$30,222	$27,578

GAAP gross profit	$17,938	$16,033
Stock-based compensation and related taxes	202	322
Amortization of acquired intangible assets	115	40
Non-GAAP gross profit	$18,255	$16,395

Gross margin on a GAAP basis	59%	58%
Gross margin on a Non-GAAP basis	60%	59%

GAAP operating loss	$(3,931)	$(3,498)
Stock-based compensation and related taxes	2,409	3,018
Acquisition-related costs and amortization of acquired intangible assets	496	83
Non-GAAP operating loss	$(1,026)	$(397)

GAAP net loss	$(3,685)	$(3,392)
Stock-based compensation and related taxes	2,409	3,018
Acquisition-related costs and amortization of acquired intangible assets	496	83
Income tax benefit	(69)	—
Non-GAAP net loss	$(849)	$(291)

GAAP basic and diluted net loss per share	$(0.19)	$(0.19)
Stock-based compensation and related taxes	0.13	0.17
Acquisition-related costs and amortization of acquired intangible assets	0.03	—
Income tax benefit	(0.01)	—
Non-GAAP basic and diluted net loss per share	$(0.04)	$(0.02)

GAAP net loss	$(3,685)	$(3,392)
Reconciling items:
Interest and other income, net	(177)	(106)
Income tax benefit	(69)	—
Depreciation and amortization	504	468
Acquisition-related costs and amortization of acquired intangible assets	496	83
Stock-based compensation and related taxes	2,409	3,018
Adjusted EBITDA	$(522)	$71